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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §.240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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Notice of Special Meeting of Shareowners and Proxy Statement

Tuesday, July 10, 2012 at 10:00 a.m., local time
Atlanta, Georgia

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May 25, 2012

Dear Shareowner:

          The attached Notice of Special Meeting of Shareowners and Proxy Statement contain details of the business to come before a Special Meeting of Shareowners to be held at 10:00 a.m., local time, Tuesday, July 10, 2012, in Atlanta, Georgia. The purpose of this Special Meeting is to consider an amendment to the Restated Certificate of Incorporation, as amended, of The Coca-Cola Company providing for an increase in the number of authorized shares of Common Stock of the Company and a two-for-one stock split of the Common Stock.

          The proposed stock split reflects the Board of Directors' continued confidence in the long-term growth and financial performance of our Company. Our system's 2020 Vision to double our revenues over this decade provides a clear roadmap for creating value for our consumers, customers, bottling partners and shareowners. A stock split reflects our desire to share value with an ever-growing number of people and organizations around the world.

          Your vote is very important to us and to our business. Prior to the meeting, I encourage you to sign and return your proxy card or use telephone or Internet voting, so that your shares will be represented and voted at the meeting, whether or not you plan to attend. Instructions on how to vote are found beginning on page 5.

          If you wish to attend the meeting in person, you will need to request an admission ticket in advance. You can request a ticket by following the instructions set forth on page 7.

          Thank you for being a shareowner and for the trust you have in our Company.

Muhtar Kent

Chairman of the Board and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREOWNERS

          A Special Meeting of Shareowners of The Coca-Cola Company (the "Company") will be held at the Cobb Galleria Centre, Room 104, Two Galleria Parkway, Atlanta, Georgia 30339, on Tuesday, July 10, 2012, at 10:00 a.m., local time. The purposes of the meeting are:

  1.
  to vote upon a proposal to amend Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect a split of the issued Common Stock of the Company by changing each issued share of Common Stock into two shares of Common Stock; and

  2.
  to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

          The Board of Directors set May 21, 2012 as the record date for the meeting. This means that owners of record of shares of Common Stock of the Company as of the close of business on that date are entitled to:

•

receive this notice of the meeting; and

•

vote at the meeting and any adjournments or postponements of the meeting.

          We will make available a list of shareowners of record as of the close of business on May 21, 2012 for inspection by shareowners for any purpose germane to the meeting during normal business hours from June 25 through July 9, 2012 at the Company's principal place of business, One Coca-Cola Plaza, Atlanta, Georgia 30313. This list also will be available to shareowners for any such purpose at the meeting.

May 25, 2012
Atlanta, Georgia

By Order of the Board of Directors

Gloria K. Bowden
Associate General Counsel and Secretary

We urge each shareowner to promptly use telephone or Internet voting or sign and return an executed proxy card. See our questions and answers about the meeting and voting section for information about voting by telephone or Internet, how to revoke a proxy and how to vote shares in person.

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ONE COCA-COLA PLAZA
ATLANTA, GEORGIA 30313

May 25, 2012

PROXY STATEMENT

          The Board of Directors of The Coca-Cola Company (the "Board") is furnishing you this proxy statement to solicit proxies on its behalf to be voted at a Special Meeting of Shareowners of The Coca-Cola Company (the "Company"). The meeting will be held at the Cobb Galleria Centre, Room 104, Two Galleria Parkway, Atlanta, Georgia 30339, on Tuesday, July 10, 2012, at 10:00 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

          The mailing address of our principal executive offices is The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301. We are first furnishing the proxy materials to shareowners on May 25, 2012.

          All properly executed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

          Only owners of record of shares of common stock of the Company ("Common Stock") as of the close of business on May 21, 2012, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Common Stock held. On May 21, 2012, there were 2,255,949,587 shares of Common Stock issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREOWNERS TO BE HELD ON JULY 10, 2012.

The Notice of Special Meeting of Shareowners and Proxy Statement are available at
 www.edocumentview.com/ko.

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QUESTIONS AND ANSWERS ABOUT
THE SPECIAL MEETING AND VOTING

1.

What matters will be voted upon at the Special Meeting of Shareowners?

          The only proposal included in this proxy statement is the proposal to amend Article FOURTH of the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect a split of the issued Common Stock of the Company by changing each issued share of Common Stock into two shares of Common Stock (the "Stock Split").

          The Board anticipates that the increase in the number of outstanding shares of Common Stock of the Company resulting from the proposed Stock Split will place the market price of the Common Stock in a range more attractive to investors, particularly individuals, which may result in a broader market for our stock. The primary purpose of doubling the number of authorized shares of Common Stock is to facilitate the proposed Stock Split while preserving the relative proportion of authorized and issued shares to unissued shares of Common Stock. See "Proposed Amendment to the Company's Certificate of Incorporation" beginning on page 9.

          Management does not know of any other items which may properly come before the meeting or other matters incident to the conduct of the meeting.

2.

What is a proxy statement and what is a proxy?

          A proxy statement is a document that Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated three of our officers as proxies for the Special Meeting of Shareowners. These three officers are Gary P. Fayard, Bernhard Goepelt and Gloria K. Bowden.

3.

What is the difference between holding shares as a shareowner of record and as a beneficial owner?

          If your shares are registered directly in your name with the Company's registrar and transfer agent, Computershare Trust Company, N.A., you are considered a shareowner of record with respect to those shares. If your shares are held in a brokerage account or by a bank, trust, or other nominee, you are considered the "beneficial owner" of those shares.

4.

What different methods can I use to vote?

          By Written Proxy.    All shareowners of record can vote by written proxy card. If you are a shareowner of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a vote instruction form from your bank or broker.

          By Telephone or Internet.    All shareowners of record also can vote by touchtone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the proxy card,

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or through the Internet, using the procedures and instructions described on the proxy card. Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will include the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate shareowners' identities, to allow shareowners to vote their shares and to confirm that their instructions have been recorded properly.

          In Person.    All shareowners of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 12.

5.

What shares are included on the proxy card?

          If you are a shareowner of record, you will receive only one proxy card for all the shares of Common Stock you hold in certificate form, in book-entry form and in any Company benefit plan.

          If you are a Company employee and hold shares of Common Stock in one of our 401(k) or other savings plans, it is important that you direct the plan's administrator how to vote your shares. If you hold shares of Common Stock in The Coca-Cola Company 401(k) Plan, any other U.S. 401(k) or savings plan administered by Mercer Trust Company or the Caribbean Refrescos, Inc. Thrift Plan and do not vote your shares or specify your voting instructions on your proxy card, the administrator of the applicable plan will vote your shares in the same proportion as the shares for which they have received voting instructions. To allow sufficient time for voting by the administrators, your voting instructions must be received by July 5, 2012.

6.

What vote is required to approve the one proposal to be voted upon at the Special Meeting of Shareowners and what are my voting choices?

          The proposal to amend Article FOURTH of the Company's Certificate of Incorporation, to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect the Stock Split requires approval by a majority of the outstanding shares of Common Stock.

          Shareowners may vote in favor of the proposal, against the proposal or may abstain from voting.

7.

What if I am a shareowner of record and do not specify a voting choice on the one proposal to be voted upon when returning a proxy?

          Shareowners should specify their voting choice on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted FOR the proposal to amend Article FOURTH of the Certificate of Incorporation to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect the Stock Split.

8.

What if I am a beneficial owner and do not give voting instructions to my bank, broker, trust or other nominee?

          As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, trust or other nominee by the deadline provided in the materials you receive from your bank, broker, trust or other nominee. The proposal to amend the Certificate of Incorporation is a discretionary item, which means that generally, banks, brokers, trusts or other nominees who have not received specific voting instructions from beneficial owners may vote on this proposal in their discretion.

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9.

How are abstentions counted?

          Abstentions are included in determining whether a quorum is present, but will have the same effect as a vote against the proposal to amend the Certificate of Incorporation.

10.

What can I do if I change my mind after I vote my shares?

          Shareowners can revoke a proxy prior to the completion of voting at the meeting by:

•

giving written notice to the Office of the Secretary of the Company;

•

delivering a later-dated proxy; or

•

voting in person at the meeting (unless you are a beneficial owner without a legal proxy, as described in the response to question 12).

11.

Can I attend the meeting in person?

          If you plan to attend the meeting, you must request an admission ticket in advance.    Please follow the advance registration instructions below and an admission card will be issued to you. Upon arrival at the meeting, you will be asked to present your admission card. You also will need to bring a photo ID to gain admission. Attendance at the meeting is limited to shareowners or their authorized named representatives. We reserve the right to limit the number of representatives who may attend the meeting.

•

If you are a shareowner of record, there is a box on the proxy card that you should mark to request an admission ticket.

•

If you are a shareowner of record and vote by telephone or via the Internet, there will be instructions to follow when voting to indicate if you would like to receive an admission ticket.

•

If you are a beneficial owner and you plan to attend, you must send a written request for an admission ticket by regular mail to The Coca-Cola Company, Shareowner Services, P.O. Box 1734, Atlanta, Georgia 30313, by e-mail to shareownerservices@na.ko.com or by fax to (404) 676-8409.

  Please include the following information:

  (1)
  Your name and complete mailing address;

  (2)
  If you will be naming a representative to attend the meeting on your behalf, the name, address and telephone number of that individual; and

  (3)
  Proof that you own shares of the Company as of May 21, 2012 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker, trustee or nominee holding your shares).

  Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 12.

          Requests for admission tickets will be processed in the order in which they are received and must be requested no later than July 3, 2012.    Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. Cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.

          If you have questions regarding admission to the meeting, please call Shareowner Services at (404) 676-2777.

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12.

How can I vote at the meeting if I am a beneficial owner?

          You will need to ask your bank, broker, trust or other nominee to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not receive the legal proxy in time, you can follow the procedures described in the response to question 11 to gain admission to the meeting. However, you will not be able to vote your shares at the meeting. Accordingly, we encourage you to vote your shares in advance, even if you intend to attend the meeting.

          Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

13.

When will the Company announce the voting results?

          We will report the voting results of the Special Meeting of Shareowners on our website and in a Current Report on Form 8-K filed with the SEC no later than four business days following the meeting.

14.

Can I access the Notice of Special Meeting of Shareowners and Proxy Statement on the Internet?

          The Notice of Special Meeting of Shareowners and Proxy Statement are available at www.edocumentview.com/ko. In addition, shareowners can access these documents on the Company's website, www.thecoca-colacompany.com.

15.

How are proxies solicited and what is the cost?

          We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Georgeson Inc. to assist with the solicitation of proxies for an estimated fee of $10,000 plus expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.

          Our Directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

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PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

Description of the Proposed Amendment and Vote Required

          On April 25, 2012, the Board approved an amendment to Article FOURTH of the Company's Certificate of Incorporation to (i) increase the number of shares of Common Stock which the Company is authorized to issue from 5,600,000,000, par value $.25 per share, to 11,200,000,000, par value $.25 per share, and (ii) split the Common Stock of the Company by changing each issued share of Common Stock into two shares of Common Stock, par value $.25 per share. The Board determined that such amendment is advisable and directed that the proposed amendment be submitted for approval by shareowners at a Special Meeting of Shareowners. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the proposed amendment.

          The full text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement. The amendment will not affect the number of shares of Preferred Stock authorized, which is 100,000,000 shares of Preferred Stock, par value $1.00 per share. Currently, there are no shares of Preferred Stock issued and outstanding.

Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock

          The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 5,600,000,000 to 11,200,000,000. The additional 5,600,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

          The primary purpose of doubling the number of authorized shares of Common Stock is to facilitate the proposed Stock Split while preserving the relative proportion of authorized and issued shares to unissued shares of Common Stock. As of May 21, 2012, there were 3,520,040,982 shares of Common Stock issued (of which 1,264,091,395 shares were held in the treasury of the Company) and 334,485,591 shares of Common Stock reserved for issuance under the Company's equity compensation plans. This means that as of May 21, 2012, there were 1,745,473,427 authorized shares of Common Stock that were not outstanding, held in the treasury of the Company or reserved for issuance.

          If the proposed amendment is adopted, based on the number of authorized and issued shares of Common Stock as of May 21, 2012, there would be 7,040,081,964 shares of Common Stock issued (of which 2,528,182,790 shares would be held in the treasury of the Company) and 668,971,182 shares would be reserved for issuance under the Company's equity compensation plans following the Stock Split. As a result, there would be 3,490,946,854 authorized shares of Common Stock that are not outstanding, held in the treasury of the Company or reserved for issuance.

          Except for shares reserved for issuance under our existing equity compensation plans, the Board has no current plans to issue additional shares of Common Stock. The Board has not

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proposed the increase in the amount of authorized shares of Common Stock with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

Purposes and Effects of Proposed Two-For-One Stock Split

          The Board anticipates that the increase in the number of outstanding shares of Common Stock of the Company resulting from the proposed Stock Split will place the market price of the Common Stock in a range more attractive to investors, particularly individuals, which may result in a broader market for our stock. The Company will apply for the listing of the additional shares of Common Stock on The New York Stock Exchange, where the existing Common Stock is listed for trading.

          If the proposed amendment is adopted, each shareowner of record at the close of business on the date the proposed amendment is filed with the Secretary of State of the State of Delaware will become the record owner of, and entitled to receive one additional share of Common Stock for each share of Common Stock then owned of record by such shareowner. All shares issued as a result of the proposed Stock Split will be issued in book-entry form, either through the Direct Registration System ("DRS") or as a credit to an existing account of a shareowner of record. Consequently, certificates representing shares of Common Stock currently issued should be retained by each shareowner and should not be returned to the Company or to its transfer agent, as it will not be necessary to submit outstanding certificates for exchange.

          The Company has been advised by tax counsel that the proposed Stock Split would not result in recognition of gain, loss or other taxable income by owners of Common Stock under existing U.S. Federal income tax laws. The cost basis for tax purposes of each new share and each retained share of Common Stock would be equal to one-half of the cost basis for tax purposes of the corresponding share immediately preceding the Stock Split. In addition, the holding period for the additional shares issued pursuant to the Stock Split would be deemed to be the same as the holding period for the original shares of Common Stock. Shareowners who are subject to the tax laws of other jurisdictions are urged to consult their tax advisors regarding any tax consequences of the Stock Split under such laws.

          If shareowners dispose of their shares subsequent to the Stock Split, they may pay higher brokerage commissions on the same relative interest in the Company because that interest is represented by a greater number of shares. Shareowners should consult their respective brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

          In accordance with the various equity compensation plans of the Company, it will be necessary to make appropriate adjustments in the number of shares of Common Stock that remain available for issuance pursuant to such plans, as well as in the number of shares and price of Common Stock subject to outstanding awards under such plans. From the effective date of the proposed Stock Split, the number of shares that remain available for issuance pursuant to such plans will be doubled, the number of shares subject to outstanding awards under such plans will be doubled, and the exercise price per share of stock options granted under such plans will be divided by two. In addition, appropriate adjustments will be made under The Coca-Cola Company Supplemental 401(k) Plan, certain Company sponsored employee stock purchase plans for

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employees based outside of the U.S., The Coca-Cola Company Compensation and Deferred Compensation Plan for Non-Employee Directors and any other applicable Company plans.

          If the proposed amendment is adopted, the value of the Company's Common Stock account as reflected in the Company's financial statements will be increased to reflect the additional shares issued at par value $.25 per share and the value of the capital surplus account will be reduced a like amount, with no overall effect on shareowners' equity. As described above in "Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock" beginning on page 9, if the proposed amendment is adopted, following the Stock Split the number of shares of Common Stock issued and outstanding, reserved for issuance and held in the treasury would double.

Effective Date of Proposed Amendment and Issuance of Shares for Stock Split

          If the proposed amendment to Article FOURTH of the Certificate of Incorporation of the Company is adopted by the required vote of shareowners, such amendment will become effective on the date the proposed amendment is filed with the Secretary of State of the State of Delaware, which will become the record date for the determination of the owners of Common Stock entitled to additional shares. If the proposed amendment is approved, the Company currently anticipates that the record date will be July 27, 2012 and the distribution date for such additional shares will be August 10, 2012. The Board reserves the right, notwithstanding shareowner approval of the proposed amendment to the Certificate of Incorporation, and without further action by the shareowners, to elect not to proceed with the amendment if, at any time prior to filing the amendment, the Board determines that it is no longer in the best interests of the Company and shareowners to proceed with the Stock Split.

          Please do not destroy or send your existing stock certificates to the Company. If the proposed amendment is adopted, those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you. All shares issued as a result of the proposed Stock Split will be issued in book-entry form, either through DRS or as a credit to an existing shareowner of record account. You will receive information about the additional shares to which you are entitled on or around the distribution date.

          If the proposed amendment is approved, the Company will provide additional details about the implementation of the Stock Split on its website following the Special Meeting of Shareowners.

IMPORTANT NOTE:

PLEASE DO NOT DESTROY OR RETURN YOUR EXISTING STOCK CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF COMMON STOCK ISSUED PRIOR TO THE STOCK SPLIT WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF COMMON STOCK AFTER THE EFFECTIVE DATE OF THE STOCK SPLIT.

*         *         *

           The Board of Directors recommends a vote FOR the proposal to amend Article FOURTH of the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect the Stock Split.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

          The following table sets forth information regarding beneficial ownership of Common Stock by each Director, each named executive officer of the Company as identified in the Company's proxy statement for the 2012 Annual Meeting of Shareowners, and our Directors and executive officers as a group, all as of May 1, 2012. Unless otherwise noted, voting power and investment power in Common Stock are exercisable solely by the named person.

Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares	[1]	Additional Information

Herbert A. Allen	9,005,400		*

Includes 3,000,000 shares held by Allen & Company Incorporated and 5,400 shares held in three trusts in which Mr. Allen, in each case, is one of five trustees. Does not include 25,645 share units deferred under The Coca-Cola Company Compensation and Deferred Compensation Plan for Non-Employee Directors (the "Directors' Plan"), which are settled in cash after retirement.

Ronald W. Allen	12,000		*

Includes 2,000 shares held by Mr. Allen's wife. Mr. Allen has disclaimed beneficial ownership of his wife's shares. Does not include 24,349 share units deferred under the Directors' Plan which are settled in cash after retirement.

Howard G. Buffett	24,296		*

Does not include 3,779 share units deferred under the Directors' Plan which are settled in cash after retirement. Does not include shares owned by Berkshire Hathaway Inc., which are included in the "Principal Shareowners" table on page 14.

Richard M. Daley	1,000		*	Shares held by a trust of which Mr. Daley is sole trustee and beneficiary. Does not include 2,478 share units deferred under the Directors' Plan which are settled in cash after retirement.

Barry Diller	2,000,000		*

Shares held by Mr. Diller's trust of which he is sole trustee and lifetime beneficiary. Does not include 37,043 share units deferred under the Directors' Plan which are settled in cash after retirement.

Evan G. Greenberg	14,029		*	Does not include 4,320 share units deferred under the Directors' Plan which are settled in cash after retirement.

Alexis M. Herman	1,000		*	Does not include 9,167 share units deferred under the Directors' Plan which are settled in cash after retirement.

Donald R. Keough	5,041,088		*

Includes 6,000 shares held by a trust of which a management company in which Mr. Keough holds a significant interest is the trustee. Also includes 131,000 shares held by a foundation of which he is one of eight trustees. Mr. Keough disclaims beneficial ownership of these 137,000 shares held by the trust and the foundation. Also includes 420,088 shares held by three limited liability companies in which Mr. Keough's children hold a majority of the economic interest. Mr. Keough's wife has investment control over these shares. Mr. Keough disclaims beneficial ownership of these 420,088 shares except to the extent of his pecuniary interest therein. Does not include 26,111 share units deferred under the Directors' Plan which are settled in cash after retirement.

Robert A. Kotick	35,009		*

Includes 9 shares held by Mr. Kotick's daughter through the Uniform Transfers to Minors Act. Does not include 1,707 share units deferred under the Directors' Plan which are settled in cash after retirement.

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Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares	[1]	Additional Information

Maria Elena Lagomasino	7,825		*	Does not include 9,167 share units deferred under the Directors' Plan which are settled in cash after retirement.

Donald F. McHenry	25,942		*	Includes 540 shares held by Mr. McHenry's grandchildren. Does not include 27,344 share units deferred under the Directors' Plan which are settled in cash after retirement.

Sam Nunn	1,000		*	Does not include 48,764 share units deferred under the Directors' Plan which are settled in cash after retirement.

James D. Robinson III	61,925		*

Includes 29,698 shares held by a trust of which Mr. Robinson is a co-trustee. Does not include 1,250,000 shares held by a trust of which Mr. Robinson is a beneficiary with no voting or investment power. Does not include 46,345 share units deferred under the Directors' Plan which are settled in cash after retirement.

Peter V. Ueberroth	61,000		*

Includes 22,000 shares held by a trust of which Mr. Ueberroth is one of two trustees and a beneficiary, 10,000 shares held by his wife and 8,000 shares held by a foundation of which he is one of six directors. Does not include 53,573 share units deferred under the Directors' Plan which are settled in cash after retirement.

Jacob Wallenberg	1,000		*	Does not include 9,167 share units deferred under the Directors' Plan which are settled in cash after retirement.

James B. Williams	95,994,007	4.25%

Includes 80,157,182 shares held by four foundations of which Mr. Williams is, in all cases, one of five trustees, and 15,786,700 shares held by a foundation of which he is one of three trustees. Does not include 74,848 share units deferred under the Directors' Plan which are settled in cash after retirement.

Muhtar Kent	3,010,470		*

Includes 6,500 shares held by a foundation of which Mr. Kent, his wife and children are trustees. Also includes 33,765 shares credited to Mr. Kent under The Coca-Cola Company 401(k) Plan (the "401(k) Plan") and 2,793,865 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before June 30, 2012. Does not include 20,477 share units credited under The Coca-Cola Company Supplemental 401(k) Plan (the "Supplemental 401(k) Plan") which are settled in cash after retirement.

Gary P. Fayard	2,216,641		*

Includes 83,977 shares held by Mr. Fayard's wife, 10,377 shares credited to Mr. Fayard under the 401(k) Plan, 14,000 shares of restricted stock and 1,999,715 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before June 30, 2012. Does not include 14,041 share units credited under the Supplemental 401(k) Plan which are settled in cash after retirement.

Ahmet C. Bozer	675,500		*

Includes 7,890 shares credited to Mr. Bozer under the 401(k) Plan and 610,147 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before June 30, 2012. Does not include 6,559 share units credited under the Supplemental 401(k) Plan which are settled in cash after retirement.

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Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares	[1]	Additional Information

Steven A. Cahillane	357,901		*

Includes 90 shares credited to Mr. Cahillane under the 401(k) Plan and 297,262 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before June 30, 2012. Does not include 638 share units credited under the Supplemental 401(k) Plan which are settled in cash after retirement and 57,448 unvested restricted stock units which will be settled in shares upon vesting.

José Octavio Reyes	1,870,628		*

Includes 188,142 shares held by a trust in which Mr. Reyes has an indirect beneficial interest. Also includes 1,682,486 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before June 30, 2012.

All Directors and executive officers as a group (32 persons)	127,310,952	5.60%

Includes 91,662 shares credited under the 401(k) Plan, 44,300 shares of restricted stock, 13,630,849 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before June 30, 2012, and 18,952 shares subject to pledges. Does not include 75,254 share units credited under the Supplemental 401(k) Plan and 403,807 share units deferred under the Directors' Plan, all of which will be settled in cash upon retirement. Also does not include 87,230 unvested restricted stock units which will be settled in shares upon vesting.

*
Less than 1% of issued and outstanding shares of Common Stock.
1
Share units credited under the Directors' Plan and the Supplemental 401(k) Plan are not included as outstanding shares in calculating these percentages. Unvested restricted stock units, which will be settled in shares upon vesting, also are not included.

Principal Shareowner

          Set forth in the table below is information about the number of shares held by persons we know to be the beneficial owners of more than 5% of the issued and outstanding Common Stock.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares[2]

Berkshire Hathaway Inc.[1] 3555 Farnam Street, Suite 1440 Omaha, Nebraska 68131	200,000,000	8.85%

1
Berkshire Hathaway, a diversified holding company, has informed the Company that, as of December 31, 2011, it held an aggregate of 200,000,000 shares of Common Stock through subsidiaries.
2
The ownership percentages set forth in this column are based on the assumption that the principal shareowner continued to own the number of shares reflected in the table above on May 1, 2012.

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QUESTIONS AND ANSWERS ABOUT
SHAREOWNER PROPOSALS, COMMUNICATIONS
AND COMPANY DOCUMENTS

1.

How do I submit a proposal for action at the 2013 Annual Meeting of Shareowners?

          A proposal for action to be presented by any shareowner at the 2013 Annual Meeting of Shareowners will be acted upon only:

•

if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the proposal is received at the Office of the Secretary on or before November 8, 2012; or

•

if the proposal is not to be included in the proxy statement, pursuant to our Bylaws, the proposal is submitted in writing to the Office of the Secretary on or before December 26, 2012, and such proposal is, under Delaware Law, an appropriate subject for shareowner action.

          In addition, the shareowner proponent, or a representative who is qualified under state law, must appear in person at the Annual Meeting of Shareowners to present such proposal.

          Proposals should be sent to the Office of the Secretary by fax to (404) 676-8409 or by mail to the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to shareownerservices@na.ko.com.

2.

How does a person communicate with the Company's Directors?

          Mail can be addressed to Directors in care of the Office of the Secretary, as described in response to question 1. At the direction of the Board, all mail received may be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Employee Directors" will be forwarded or delivered to the Chairman of the Committee on Directors and Corporate Governance. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

3.

What is householding?

          As permitted by the 1934 Act, only one copy of this proxy statement is being delivered to shareowners residing at the same address, unless the shareowners have notified the Company of their desire to receive multiple copies of the proxy statement. This is known as householding.

          The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any shareowner residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Office of the Secretary as described in the response to question 1.

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          Shareowners of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Computershare Trust Company, N.A. ("Computershare"), to request that only a single copy of the proxy statement be mailed in the future. Contact Computershare by phone at (888) 265-3747 or by mail at 250 Royall Street, Canton, Massachusetts 02021. Beneficial owners should contact their bank, broker, trustee or other nominee to request that only a single copy of the proxy statement be mailed in the future.

4.

Where can I see the Company's corporate documents and SEC filings?

          The Company's website contains the Company's Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Board Committee Charters, the Codes of Business Conduct and the Company's SEC filings. To view these documents, go to www.thecoca-colacompany.com, click on "Investors" and click on "Corporate Governance". To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.thecoca-colacompany.com, click on "Investors" and click on "SEC Filings".

          The Company will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the Board Committee Charters or the Codes of Business Conduct to any shareowner requesting a copy. Requests should be directed to the Office of the Secretary as described in the response to question 1. The Company will also promptly deliver free of charge, upon request, a copy of the Company's most recent Form 10-K to any shareowner requesting a copy. Requests should be directed to the Company's Consumer and Industry Affairs Department, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301.

OTHER INFORMATION

          Management does not know of any items, other than those referred to in the accompanying Notice of Special Meeting of Shareowners, which may properly come before the meeting or other matters incident to the conduct of the meeting.

          As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC or any proposal to adjourn or postpone the meeting, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

Gloria K. Bowden
Associate General Counsel and
Secretary

Atlanta, Georgia
May 25, 2012

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APPENDIX A

Proposed Amendment to Article FOURTH of Certificate of Incorporation

RESOLVED, that the Certificate of Incorporation be, and the same hereby is, amended by deleting the current Article "FOURTH" thereof, and substituting the following:

          "FOURTH: The total number of shares of all classes of stock that the corporation shall have authority to issue is Eleven Billion Three Hundred Million (11,300,000,000) shares, consisting of Eleven Billion Two Hundred Million (11,200,000,000) shares of common stock, par value $.25 per share, and One Hundred Million (100,000,000) shares of preferred stock, par value $1.00 per share.

          "The Board of Directors of the corporation is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation") to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the majority of the shares of common stock, without a vote of the holders of the shares of preferred stock, or of any series thereof, unless a vote of any such holders is required pursuant to the Preferred Stock Designation or Preferred Stock Designations establishing the series of preferred stock.

          "Each holder of shares of common stock shall be entitled to one vote for each share of common stock held of record on all matters on which the holders of shares of common stock are entitled to vote.

          "No stockholder shall have any preemptive right to subscribe to an additional issue of shares of any class of stock of the corporation or to any security convertible into such stock.

          "Each share of common stock of the Corporation issued and outstanding or held in the treasury of the Corporation immediately prior to the close of business on the date on which the Certificate of Amendment relating to this amendment to Article FOURTH of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, that being the time at which such amendment shall have become effective, shall be automatically changed into and reclassified as two fully paid and nonassessable shares of common stock, par value $.25 per share, and at the close of business on such date and by virtue of the foregoing reclassification, each holder of record of common stock shall, without further action, be and become the holder of one additional share of common stock for each share of common stock held of record immediately prior thereto. Effective at the close of business on such date, each share of common stock outstanding or held in treasury immediately prior to such time shall continue to represent the same number of shares of common stock and as promptly as practicable thereafter, the Corporation shall issue an additional share of common stock for each share of common stock held of record immediately prior thereto."

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Thank You Thank you for being a shareowner and for the trust you have in The Coca-Cola Company.

1919	The year The Coca-Cola Company's common stock began trading

10	The number of prior stock splits – first in 1927 and most recently in 1996

$10 million	Approximately how much one share of common stock purchased for $40 in 1919 would be worth today (with all dividends reinvested annually)

$20 million	Company's approximate market capitalization in 1919

$170 billion	Company's approximate market capitalization today

To learn more, visit our website, www.thecoca-colacompany.com

IMPORTANT SPECIAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01HCPE 1 U PX + Special Meeting Proxy Card . + Proposals — You must sign the card for your vote to be counted. The Board of Directors recommends a vote FOR Item 1. Request for Admission Ticket to the Special Meeting Non-Voting Items 1. To amend Article FOURTH of the Company’s Restated Certificate of Incorporation, as amended, to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect a split of the issued Common Stock of the Company by changing each issued share of Common Stock into two shares of Common Stock. For Against Abstain Yes Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trust, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to be counted. Date and sign below. NNNNNNNNNNNN NNNNNNN MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1 3 9 0 6 9 1 1234 5678 9012 345 MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 9:00 a.m., EDT, on July 10, 2012. Vote by Internet Go to www.envisionreports.com/ko Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the US, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

This Proxy is solicited on behalf of the Board of Directors of The Coca-Cola Company The undersigned, having received the Notice of Special Meeting of Shareowners and Proxy Statement, hereby (i) appoints Gary P. Fayard, Bernhard Goepelt and Gloria K. Bowden, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of The Coca-Cola Company owned of record by the undersigned, and (ii) directs (a) Mercer Trust Company, Trustee under The Coca-Cola Company and its subsidiaries 401(k) and savings plans, and/or (b) Banco Popular de Puerto Rico, Trustee under the Caribbean Refrescos, Inc. Thrift Plan, to vote in person or by proxy all shares of Common Stock of The Coca-Cola Company allocated to any accounts of the undersigned under such Plans, and which the undersigned is entitled to vote, in each case, on all matters which may come before the Special Meeting of Shareowners to be held at the Cobb Galleria Centre, Room 104, Two Galleria Parkway, Atlanta, Georgia, 30339, on Tuesday, July 10, 2012, at 10:00 a.m. local time, and any adjournments or postponements thereof, unless otherwise specified herein. The proxies, in their discretion, are further authorized to vote (x) on any matter which the Board of Directors did not know would be presented at the Special Meeting of Shareowners by a reasonable time before the proxy solicitation was made, and (y) on other matters which may properly come before the Special Meeting of Shareowners and any adjournments or postponements thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The proxies cannot vote your shares unless you sign and return this card. Special Meeting of Shareowners of The Coca-Cola Company Tuesday, July 10, 2012, 10:00 a.m., local time Cobb Galleria Centre Room 104, Two Galleria Parkway Atlanta, Georgia 30339 Notice of Special Meeting of Shareowners A Special Meeting of Shareowners of The Coca-Cola Company (the “Company”) will be held at the Cobb Galleria Centre, Room 104, Two Galleria Parkway, Atlanta, Georgia 30339, on Tuesday, July 10, 2012, at 10:00 a.m., local time. The purposes of the meeting are: 1. to vote upon a proposal to amend Article FOURTH of the Company’s Restated Certificate of Incorporation, as amended, to increase the authorized Common Stock of the Company from 5,600,000,000 shares, par value $.25 per share, to 11,200,000,000 shares, par value $.25 per share, and to effect a split of the issued Common Stock of the Company by changing each issued share of Common Stock into two shares of Common Stock; and 2. to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting. The Board of Directors set May 21, 2012 as the record date for the meeting. This means that owners of record of shares of Common Stock of the Company as of the close of business on that date are entitled to: receive this notice of the meeting; and vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of shareowners of record as of the close of business on May 21, 2012 for inspection by shareowners for any purpose germane to the meeting during normal business hours from June 25 through July 9, 2012 at the Company’s principal place of business, One Coca-Cola Plaza, Atlanta, Georgia 30313. This list also will be available to shareowners for any such purpose at the meeting. By Order of the Board of Directors Gloria K. Bowden Associate General Counsel and Secretary IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.